UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2011

TK STAR DESIGN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or other jurisdiction of incorporation)

333-156457	04-3626788
(Commission File Number)	(I.R.S. employer identification No.)

25-26F Wanxiang Enterprise Building,

No.70 Station North Road,

Changsha, Hunan Province,

China, Postal Code: 410001

(Address and Telephone Number of Registrant)

+86-731-89970899

(Registrant’s Telephone Number, Including Area Code)

Copy of Communications To:

Bernard & Yam, LLP

Attention: Bin Zhou, Esq.

401 Broadway Suite 1708

New York, NY 10013

Tel: 212-219-7783

Fax: 212-219-3604

(Name, Address and Telephone Number of Person

Authorized to Receive Notice and Communications on Behalf of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2011, we entered stock purchase agreements with four individual investors in China. Under the stock purchase agreements, we will issue five million (5,000,000) shares of common stock to Qing Li, a resident of China, for the price of US $ 0.30 (or RMB 1.90 Yuan) per share, an aggregate of US $ 1,500,000.00 (or RMB 9,500,000.00 Yuan); we will issue five million (5,000,000) shares of common stock to Min Yang, a resident of China, for the price of US $ 0.30 (or RMB 1.90 Yuan) per share, an aggregate of US $ 1,500,000.00 (or RMB 9,500,000.00 Yuan); we will issue two hundred sixty three thousand and one hundred fifty eight (263,158) shares of common stock to Qin Li, a resident of China, for the price of US $ 0.30 (or RMB 1.90 Yuan) per share, an aggregate of US $ 78,947.00 (or RMB 500,000.00 Yuan); and we will issue two hundred sixty three thousand and one hundred fifty eight (263,158) shares of common stock to Qin Li, a resident of China, for the price of US $ 0.30 (or RMB 1.90 Yuan) per share, an aggregate of US $ 78,947.00 (or RMB 500,000.00 Yuan). Qing Li and Min Yang have agreed to a one year lock up period imposed on all the shares they acquire from the Company under the Stock Purchase Agreements. During the one year lock up period, they will not sell, transfer or assign any share to others.

Item 3.02 Unregistered Sales of Equity Securities

As described under Item 1.01 of this Current Report on Form 8-K, on November 30, 2011, we entered stock purchase agreements with Qing Li, Min Yang, Qin Li and Chang Yang, and will issue a total of 10,526,316 shares of common stock to them for the price of US $0.30 (or RMB 1.90 Yuan) per share, an aggregate of US $3,157,894 (or RMB 20,000,000 Yuan). The sale of these shares is pursuant to the exemption from registration provided by Section 4 (2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(c)

Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report.

Exhibit No.	Description
10.1	Stock Purchase Agreement with Qing Li
10.2	Stock Purchase Agreement with Min Yang
10.3	Stock Purchase Agreement with Qin Li
10.4	Stock Purchase Agreement with Chang Yang

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TK Star Design, Inc.
(Registrant)
Date: December 1, 2011	By: /s/ Guolin Yang Guolin Yang Chief Executive Officer